UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2013

ATKORE INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-174689	80-0661126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 South Lathrop Avenue
Harvey, Illinois 60426
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (708) 339-1610

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

On September 17, 2013, Atkore Plastic Pipe Corporation (“Atkore”), a subsidiary of Atkore International Holdings Inc., completed its previously announced acquisition of substantially all of the assets of Heritage Plastics, Inc., Heritage Plastics Central, Inc. and Heritage Plastics West, Inc. (collectively the “Companies”). The aggregate purchase price for the assets was $89,450,000, subject to adjustment as provided in the asset purchase agreement, by and among the Companies, each shareholder of the Companies and Atkore, dated September 13, 2013 (the “HP Agreement”).
Also on September 17, 2013, Atkore completed its previously announced acquisition of certain fixed assets and inventory of Liberty Plastics, LLC (“Liberty”). The aggregate purchase price was $2,500,000, subject to adjustment as provided in the asset purchase agreement by and among Liberty, each member of Liberty and Atkore, dated September 13, 2013 (the “Liberty Agreement”).
The foregoing summaries of the HP Agreement and the Liberty Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the HP Agreement and the Liberty Agreement, which are included as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
The information required by Item 9.01(a) and (b) will be filed or furnished by amendment no later than 71 calendar days after the date on which this Form 8-K is required to be filed.
(d)    Exhibits

2.1*
Asset Purchase Agreement, dated September 13, 2013, by and among Heritage Plastics, Inc., Heritage Plastics Central, Inc., Heritage Plastics West, Inc., each shareholder of the foregoing companies and Atkore Plastic Pipe Corporation.

2.2*	Asset Purchase Agreement, dated September 13, 2013, by and among Liberty Plastics, LLC, each member of Liberty Plastics, LLC and Atkore Plastic Pipe Corporation.
*The Company undertakes to furnish to the Securities and Exchange Commission upon request a copy of any schedules or similar attachments not filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 18, 2013	ATKORE INTERNATIONAL HOLDINGS INC.

	By:	/s/ James A. Mallak
	Name:	James A. Mallak
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1*
Asset Purchase Agreement, dated September 13, 2013, by and among Heritage Plastics, Inc., Heritage Plastics Central, Inc., Heritage Plastics West, Inc., each shareholder of the foregoing companies and Atkore Plastic Pipe Corporation.

2.2*	Asset Purchase Agreement, dated September 13, 2013, by and among Liberty Plastics, LLC, each member of Liberty Plastics, LLC and Atkore Plastic Pipe Corporation.
*The Company undertakes to furnish to the Securities and Exchange Commission upon request a copy of any schedules or similar attachments not filed herewith.